Segment reporting	3 Months Ended
Mar. 31, 2023
Disclosure of operating segments [abstract]
Segment reporting	Segment reporting
The condensed consolidated financial information presented in the accompanying financial statements is reviewed regularly by the Company’s chief operating decision maker (“CODM”) for making strategic decisions, allocations resources and assessing performance. The information review by CODM for decision making purposes aligns with the information provided above in the statements of loss and comprehensive loss, financial position, and cash flows. The Corporation’s CODM is its Chief Executive Officer.
During the three months ended March 31, 2023, the Company operated in Canada and the United States. The Company also has invested in future operations in Europe. Management has concluded that the customers, and the nature and method of distribution of goods and services delivered, if any, to these geographic regions are similar in nature. The risks and returns across the geographic regions are not dissimilar; therefore, the Company operates as a single operating segment.
The following is a summary of the Company’s geographical information:

	Canada¹	United States	Germany	Other	Total
Revenues
Three months ended March 31, 2023	$(0.5)	$4.1	$—	$—	$3.6
Three months ended March 31, 2022	2.2	5.8	—	—	8.0

Non-current assets
As at March 31, 2023	$45.4	$282.1	$18.5	$2.7	$348.7
As of December 31, 2022	38.1	213.0	11.6	2.7	265.4
¹The decrease in cobalt and nickel prices over the three months ended March 31, 2023 has resulted in fair value adjustment losses which exceed the new product sales revenue recognized in the period.

Revenue is attributed to each geographical location based on location of sale.
The Company does not currently have active operations in any other geographical regions.